Exhibit 10.2

Execution Copy

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED

MASTER FRANCHISE AGREEMENT

FOR

McDONALD’S RESTAURANTS

THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED MASTER FRANCHISE AGREEMENT FOR McDONALD’S RESTAURANTS, dated as of August 31, 2010 among McDonald’s Latin America, LLC, a limited liability company organized under the laws of the State of Delaware with its principal office at Oak Brook, Illinois (“McDonald’s”), LatAm, LLC a limited liability company organized under the laws of the State of Delaware with its principal office at Miami, Florida (“Master Franchisee”), each of the MF Subsidiaries (as defined in the MFA (as defined below)), Arcos Dorados B.V., a company organized under the laws of the Netherlands with its principal office at Amsterdam, The Netherlands (“Owner”), Arcos Dorados Cooperatieve U.A., a cooperative organized under the laws of the Netherlands with its principal office at Amsterdam, The Netherlands (“Dutch Coop”), Arcos Dorados Limited, a company organized and existing under the International Business Companies Ordinance, 1984 of the British Virgin Islands with its principal office at Tortola, British Virgin Islands (“Parent” and, together with Owner and Dutch Coop, the “Owner Entities”), and Los Laureles, Ltd., a company organized and existing under the International Business Companies Ordinance, 1984 of the British Virgin Islands with its principal office at Tortola, British Virgin Islands (“Beneficial Owner” and, together with each Owner Entity, McDonald’s Master Franchisee and the MF Subsidiaries, the “Parties”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the MFA (defined below).

WHEREAS, the Parties are party to an Amended and Restated Master Franchise Agreement for McDonald’s Restaurants, dated as of November 10, 2008 (the “MFA”); and

WHEREAS, the Parties have determined that certain amendments to the MFA are necessary.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the Parties hereto agree as follows:

1.	Amendments.

A. Financial Covenants. Section 7.13 of the MFA shall be amended and restated in its entirety to read as follows:

“Section 7.13 Financial Covenants. Master Franchisee shall comply with the following financial covenants at all times during the Regular Term.

7.13.1 Master Franchisee shall maintain a Fixed Charge Coverage Ratio at least equal to (a) 1.25, from August 31, 2010 through the fiscal quarter ended September 30, 2011; and (b) 1.50, commencing with the fiscal quarter ended December 31, 2011 and thereafter.

7.13.2 Master Franchisee shall maintain a Leverage Ratio not in excess of (a) 5.0, from August 31, 2010 through the fiscal quarter ended June 30, 2011; (c) 4.75, for the fiscal quarter ended September 30, 2011; and (c) 4.25, commencing with the fiscal quarter ended December 31, 2011 and thereafter.”

B. Reinvestment. Section 13.2.5 of the MFA shall be amended and restated in its entirety to read as follows:

“13.2.5. As part of the Reinvestment Plan with respect o the three-year period commencing on January 1, 2011, Master Franchisee shall reinvest an aggregate of at least U.S.$60,000,000 per year in the applicable Territories. For the avoidance of doubt, no reinvestment made pursuant to the reinvestment plan described in Section 21.8.1 shall be credited towards or reduce the reinvestments required by Master Franchisee under any Reinvestment Plan. If McDonald’s and Master Franchisee fail to reach agreement with respect to the terms of any subsequent Reinvestment Plan prior to the expiration of the then-applicable Reinvestment Plan, then Master Franchisee shall, in each year after the expiration of such Reinvestment Plan pending effectiveness of the subsequent Reinvestment Plan, reinvest in the applicable Territory reinvestment amounts that are, in the aggregate and in U.S. Dollar terms, at least 20% greater than the targeted reinvestment amounts included in the preceding Reinvestment Plan.”

C. Securities Offerings: Section 21.8 of the MFS shall be amended and restated in its entirety to read as follows:

“21.8 Securities Offerings.

21.8.1 IPO. At any time after July 1, 2010, if Master Franchisee shall have satisfied each of the criteria specified in Exhibit 24, after consulting with an internationally recognized investment banking firm acceptable to McDonald’s, Beneficial Owner and the Financial Investors may effect an IPO with respect to no more than 60% of the Economic Interests of Parent; provided, however, that (a) at least $150,000,000 or all proceeds received in respect of Equity Interests sold in such IP shall be received, directly or indirectly, by Parent and reinvested in the Master Franchise Business in accordance with a reinvestment plan that McDonald’s and Master Franchisee shall mutually agree upon in writing in advance of the 30th day prior to the consummation of such IPO, which reinvestment shall be incremental to reinvestment required pursuant to Sections 13.2.1, 13.2.4 and 13.2.5 and shall not be credited towards or reduce Master Franchisee’s obligations under those provisions; (b) either (i) Beneficial Owner or (ii) if McDonald’s owns any Equity Interests, the group comprised of Beneficial Owner and McDonald’s shall, after giving effect to the IPO, retain at least 51% of the Voting Interests of Parent; and (c) such IPO does not result in the imposition of obligations on McDonald’s or its Affiliates in addition to those contemplated by this Agreement or additional obligations upon the exercise of McDonald’s rights hereunder, including obligations imposed in connection with the listing on a national securities exchange or registration with any Governmental Authority. In connection with the IPO, Parent shall grant or cause to be granted, registration rights to McDonald’s with respect to any Equity Interests of a class offered in the IPO owned by McDonald’s, which shall be customary in form and scope, to registration rights granted in similar transactions. In no event shall Beneficial Owner, any Financial Investor or Parent effect an IPO or other distribution of Equity Interests of any of Parent’s direct or indirect Subsidiaries; provided, however, that Beneficial Owner and Financial Investors may, with the written consent of McDonald’s, such consent not to be unreasonably withheld, effect an IPO of their indirect Economic Interests in a Subsidiary other than Parent, Master Franchisee or a Subsidiary of Master Franchisee, subject to mutually satisfactory agreements with respect to the amendment of this Agreement and any relevant Related Agreements.”

21.8.2 In connection with any IPO or other public or private offering of Securities by Parent or any of its Subsidiaries or any Master Franchisee Party (a “Securities Offering”):

(a) McDonald’s shall have the right to review all documentation (including any Offering Document) relating to such Securities Offering reasonably in advance of such Securities Offering, at Parent’s sole expense, and Parent shall use its best efforts to incorporate any comments McDonald’s may have with respect to any of such documentation.

(b) Master Franchisee shall cause the issue of such Securities Offering to include a disclaimer substantially similar to the following in any Offering Document relating to such Securities Offering:

“This is an offering by [insert name of issuer] and not by McDonald’s Corporation or any of its affiliates. McDonald’s Corporation and its affiliates make no representation or warranty, express or implied, for or in respect of the information contained herein.”

(c) None of Parent or any of its Subsidiaries or any Master Franchisee Party shall use (i) the McDonald’s “golden arches” design or any design incorporating the McDonald’s “golden arches” design; (ii) the phrase “I’m lovin’ it”: or (iii) the McDonald’s name on any Securities issued in any Securities Offering or any Offering Document other than any use of the McDonald’s name in connection with a description of the rights obtained under this Agreement.”

D. Indemnification. A new Section 20.1.8 to the MFA shall be inserted and shall read as follows:

“20.1.8 Any and all Losses and Expenses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Offering Document; (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any actions or proceedings in respect of the foregoing that is pending or threatened against a McDonald’s Indemnified Party or in which a McDonald’s Indemnified Party participates, whether or not such McDonald’s Indemnified Party’s participation in such action or proceeding is as a party to such action or proceeding (it being understood that any indemnification pursuant to this Section 20.1.8 shall be jointly and severally provided by each issuing entity or guarantor).”

E. Definitions.

1. Exhibit 2 of the MFA shall be amended to include the following definitions:

“Offering Document” means a preliminary prospectus or prospectus (including any supplement), any offering circular or comparable document or any other document used in connection with a Securities Offering in any jurisdiction or produced by or on behalf of the Parent or any of its Subsidiaries including, without limitation, any road show or similar presentation and any reports or other documents.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Offering” has the meaning set forth in Section 21.8.2.

F. Exhibit 24. Exhibit 24 of the MFA shall be amended and restated in its entirety in the form attached as Annex A hereto.

II.	Miscellaneous

A. Ratification and Confirmation of the MFA; No Other Changes. Except as modified by this Amendment, the MFA is hereby ratified and confirmed in all respects. Nothing herein shall be deemed to alter, vary or otherwise affect the terms, conditions and provisions of the Purchase Agreement, other than as contemplated herein.

B. Miscellaneous. Section 25 of the MFA shall be incorporated by reference herein as set forth in its entirety in this Amendment.

C. Governing Law. This Amendment shall be governed by the laws of the State of Illinois, United States of America.

*                         *

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Amendment on the day and year first above written.

McDonald’s: MCDONALD’S LATIN AMERICA, LLC		Master Franchisee: LATAM, LLC

By:	/s/ JC Gonzalez-Mendez	By:	/s/ Woods Staton
	Name: JC Gonzalez-Mendez		Name:
	Title: Presidente		Title:

Owner: ARCOS DORADOS B.V.		Dutch Coop: ARCOS DORADOS COOPERATIEVE U.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

Parent: ARCOS DORADOS LIMITED		Beneficial Owner: LOS LAURELES, LTD.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DORADOS ARGENTINA S.A.		COMPAŃIA DE INVERSIONES INMOBILIARIAS (C.I.I.) S.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DOURADOS COMERCIO DE ALIMENTOS LTDA.		ARRAS COMERCIO DE ALIMENTOS LTDA.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DOURADOS PARTCIPAÇÕES LTDA.		ARCOS DORADOS USVI, INC.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DE VIÑA S.A.		ARCOS DORADOS CARIBBEAN DEVELOPMENT CORP.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DOURADOS RESTAURANTES DE CHILE, LTDA.		ARCOS DORADOS PAISAS, LTDA. & CIA. S.C.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

HAMBURGUE S.A.S.		ARCOS DORADOS DE COLOMBIA S.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DORADOS DE COSTA RICA (ADCR), S.A.		ARCGOLD DEL ECUADOR S.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS SERCAL SERVICIOS, S.A. DE C.V.		[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

By:	/s/ Woods Staton
Name:
Title:

ARCOS DORADOS GUADELOUPE		ARCOS DORADOS MARTINIQUE

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS SERCAL INMOBILIARIA, S. DE R.L. DE C.V.		RESTAURANT REALTY OF MEXICO, INC.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ALIMENTOS CENTRALIZADOS DE MEXICO S. DE R.L. DE C.V.		SERVICIOS ALIMENTOS CENTRALIZADOS DE MEXICO, S. DE R.L. DE C.V.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DORADOS PANAMA, S.A.		SISTEMAS MCOPCO PANAMA, S.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

EL DORADO-MAC, S.A.		OPERACIONES ARCOS DORADOS DE PERU S.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DORADOS PUERTO RICO, INC.		GOLDEN ARCH DEVELOPMENT CORPORATION

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

GALCHELO DE ORO S.A.		ARCOS DEL SUR S.R.L.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ADMINISTRATIVE DEVELOPMENT COMPANY		ALIMENTOS ARCOS DORADOS DE VENEZUELA, C.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

COMPANIA OPERATIVA DE ALIMENTOS COR, C.A.		GERENCIA OPERATIVA ARC, C.A.

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

LOGISTICS AND MANUFACTURING LOMA CO.		MANAGEMENT OPERATION COMPANY

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DORADOS CURACAO N.V.		ARCOS DORADOS FRENCH GUIANA

By:	/s/ Woods Staton	By:	/s/ Woods Staton
	Name:		Name:
	Title:		Title:

ARCOS DORADOS ARUBA N.V.

By:	/s/ Woods Staton
Name:
Title:

Annex A

EXHIBIT 24

IPO CRITERIA

Master Franchisee shall:

•	Not be in Material Breach of the Agreement at any time in the last twenty-four months.

•	Have achieved at least 95% of the Targeted Openings during the prior two calendar years of each Restaurant Opening Plan; and

•	Have entered into employment agreements with each of the CEO, CFO and COO on customary terms and conditions and with a minimum term of two years.

•	Have entered into a voting trust agreement relating to the 51% of the aggregate Voting Interests of Parent owned by Beneficial Owner in a form acceptable to McDonald’s.

•

Have demonstrated to the reasonable satisfaction of McDonald’s that (a) Parent and its Subsidiaries have and will continuously maintain controls and other procedures (including internal control over financial reporting) designed to ensure that information required to be disclosed by Parent as a public company is recorded, processed, summarized and reported within the time period required by applicable Law; and (b) the legal, finance and investor relations functions of Parent are staffed appropriately to meet its disclosure and other corporate governance obligations as a public company.

Master Franchisee shall in advance of the 30th day prior to the date on which the first public filing with respect to such IPO is made with any Governmental Authority:

•	Have provided MeDonald’s with final drafts of the proposed employment agreements with each of the CEO, CFO and COO.

•	Have provided McDonald’s with a draft of the voting trust agreement relating to the 51% of the aggregate Voting Interests of Parent owned by Beneficial Owner.

•

Have provided McDonald’s with written description of Parent’s proposed plan for maintaining controls and other procedures (including internal control over financial reporting) designed to ensure that information required to be disclosed by Parent as a public company is recorded, processed, summarized and reported within the time period required by applicable Law.